1 Earnings Call – Q4 - FY23 October 25, 2023

With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to successfully integrate the recently acquired Immunetrics business with our own, as well as expenses we may incur in connection therewith, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

▪ Strong revenue and earnings results for fiscal 2023 ▪ Conditions in our market remain similar to what we have seen past several quarters ◦ Small biotech slowdown ◦ Large Pharma spending cautiousness ▪ Integration of Immunetrics going well ▪ Achieved revenue and adjusted diluted earnings per share guidance Fourth Quarter Highlights $0.03 Diluted EPS $16M Revenue 31% Adj. EBITDA as % of Revenue $20M Backlog 3 $0.18 Adjusted Diluted EPS

Fourth Quarter Software Highlights

General

- Overall software revenue growth of 59%
- Continued market spending cautiousness
- Renewal harmonization essentially complete - results as expected
- Renewal rate negatively impacted by several non-renewals due to M&A activity in client base
- Good yield on price increase

GastroPlus®

+76% Q4 Revenue Growth

- 10 new customers
- 11 upsells to existing customers
- 22 peer reviewed journal articles published in Q4

+11% FY Revenue Growth

MonolixSuite®

+18% Q4 Revenue Growth

- 7 new customers
- 5 upsells to existing customers
- Held highly successful PKAnalix Summer School; educated +450 scientists from 40 countries

+15% FY Revenue Growth

ADMET Predictor®

+46% Q4 Revenue Growth

- 6 new customers
- 5 upsells to existing customers

+6% FY Revenue Growth

4

▪ Overall services revenue growth 8% ▪ Total backlog $20M – projects to be performed within 12 months decreased from 80% to 79% ▪ Successful recruiting quarter (2 new hires, 12 YTD) ▪ 201 total projects worked on during the quarter Fourth Quarter Services Highlights +60% -1% ▪ Q4 saw higher % of fixed price projects impacting growth ▪ Recent trend of larger % of T&M expected to return and continue in FY24 ▪ Temporary impact by lower billable hours ▪ Outlook strong -1% Q4 Revenue Decline Q4 Revenue Growth Q4 Revenue Decline +10% FY Revenue Growth 1% FY Revenue Growth +22% FY Revenue Growth General PKPD QSP/QST PBPK ▪ Benefit from Immunetrics acquisition 5

Capital Allocation Strategy Update ▪ Product R&D ▪ Employee Recruiting and Retention - 27 new hires for FY23, including 13 from Immunetrics ▪ Enterprise Technologies ▪ Acquisitions ▪ Strategic investments and partnerships ▪ Immunetrics acquisition consummated in Q4 ▪ Maintain current level ▪ $0.06 per share paid Feb. 6th ▪ $0.06 per share paid May 1st ▪ $0.06 per share paid August 7th ▪ $0.06 per share payable November 6th ▪ $50M share repurchase program authorized ▪ $20M accelerated share repurchase (ASR) implemented and completed in Q3 INTERNAL INVESTMENT CORPORATE DEVELOPMENT DIVIDENDS PAYMENTS SHARE REPURCHASES 6

Fiscal 2024 Guidance 7 Guidance Total Revenue $66M to $69M Total Revenue Growth 10% to 15% Software Revenue Mix 55% to 60% Services Revenue Mix 40% to 45% Diluted EPS $0.66 to $0.68

Financial Results

50% 50% Software Services Revenue - Q4 (in millions) Software RevenueTotal Revenue Services Revenue +33% +59% +8% 4Q23 Mix 4Q22 Mix 9 $5.3 $5.9 $9.3 $4.5 $5.8 $6.3 $9.8 $11.7 $15.6 Software Services 4Q21 4Q22 4Q23 60% 40% Software Services

61% 39% Software Services 61% 39% Software Services Revenue - Fiscal 2023 (in millions) Software RevenueTotal Revenue Services Revenue +11% +12% +8% FY23 Mix FY22 Mix 10 $27.7 $32.6 $36.5 $18.8 $21.3 $23.1$46.5 $53.9 $59.6Software Services FY21 FY22 FY23

Gross Margin Trends - Q4 11 85% 86% 89% 56% 68% 62% 72% 77% 78% Software Services Total 4Q21 4Q22 4Q23

Gross Margin Trends - Fiscal 2023 12 88% 91% 90% 61% 63% 65% 77% 80% 80% Software Services Total FY21 FY22 FY23

Software Revenue by Product 13 Software Product as % of Software Revenue Q4 FY23 FY23 54% 15% 21% 10% 54% 19% 19% 8% GastroPlus® MonolixSuite® ADMET Predictor® Other GastroPlus® MonolixSuite® ADMET Predictor® Other

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q4 Commercial Customers Renewal Rates 14 $65 $65 $88 4Q21 4Q22 4Q23 83% 85% 80% 97% 92% 85% Accounts Fees 4Q21 4Q22 4Q23

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Fiscal 2023 Commercial Customers Renewal Rates 15 $121 $110 $126 FY21 FY22 FY23 87% 88% 82% 96% 95% 92% Accounts Fees 4Q21 4Q22 4Q23

Services Revenue by Type 16 Services Type as % of Services Revenue Q4 FY23 FY23 Other 39% 37% 20% 4% PKPD QSP/QST PBPK Other 45% 25% 23% 7% PKPD QSP/QST PBPK

132 129 132 24 37 54 81 114 14562 42 85 299 322 416 PKPD QSP/QST PBPK Other FY21 FY22 FY23 Services Performance Metrics Total Projects Backlog 17 $13 $16 $20 FY21 FY22 FY23

Income Statement Summary - Q4 18 (in millions, except Diluted EPS and Adjusted Diluted EPS) 4Q23 % of Rev 4Q22 % of Rev Revenue $15.6 100% $11.7 100% Revenue growth 33% 19% Gross profit 12.3 78% 9.1 77% R&D 1.1 7% 0.8 7% SG&A 11.5 73% 7.6 65% Total operating exp 12.5 80% 8.4 71% Income from operations (0.3) 2% 0.7 6% Income before income taxes 0.1 —% 0.9 8% Income taxes 0.5 3% 0.1 1% Effective tax rate 674% 8% Net income $0.5 3% $1.0 8% Diluted earnings per share (in dollars) 0.03 0.05 Adjusted EBITDA $4.9 31% $2.5 22% Excluded items $3.1 $0.3 Adjusted Diluted EPS 0.18 0.06

Income Statement Summary - Fiscal 2023 19 FY23 % of Rev FY22 % of Rev Revenue $59.6 100% $53.9 100% Revenue growth 11% 16% Gross profit 47.9 80% 43.1 80% R&D 4.5 8% 3.2 6% SG&A 34.7 58% 25.0 46% Total operating exp 39.2 66% 28.2 52% Income from operations 8.7 15% 14.9 28% Income before income taxes 11.7 20% 15.1 28% Income taxes (1.7) 3% (2.6) 5% Effective tax rate 15% 17% Net income $10.0 17% $12.5 23% Diluted earnings per share (in dollars) 0.49 0.60 Adjusted EBITDA $20.6 35% $21.5 40% Excluded items $3.8 $0.3 Adjusted Diluted EPS 0.67 0.61 (in millions, except Diluted EPS and Adjusted Diluted EPS)

Balance Sheet Summary 20 August 31, 2023 August 31, 2022 Cash and short-term investments $115.5 $128.2 Total current assets 130.4 146.8 Total assets $186.1 $188.4 Current liabilities 12.0 7.7 Long-term liabilities 4.1 2.4 Total liabilities 16.1 10.1 Shareholders’ equity 170.0 178.2 Total liabilities and shareholders’ equity $186.1 $188.4 (in millions)

STRONG FY 23 ACHIEVEMENTS IN LINE WITH GUIDANCE Delivering on our commitment to scientific leadership Challenges being addressed 21 • Internal R&D investment • Expanding industry and regulatory partnerships • MIDD+ – 3rd annual SLP sponsored conference Enhancing our client facing capabilities Focus on Capital Allocation CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Growth and maturity of business development team • Focus on expanding our local coverage of EU market • Focus on supporting accelerated growth in distributor network • Software renewal timing changes on track • Small biotech churn • General market dynamics: inflation, recession & forex • ASR program has been completed • Immunetrics acquisition completed in Q4

Adjusted EPS Non-GAAP Reconciliation* 22 FY 2022 FY 2023 2022 2023 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY FY Net Income (GAAP) $3.0 $4.4 $4.1 $1.0 $1.2 $4.2 $4.0 $0.5 $12.5 $10.0 Excluding: Mergers & Acquisitions expense — — — 0.3 0.3 0.1 0.4 0.9 0.3 1.7 Immunetrics transaction costs — — — — — — — 2.3 — 2.3 Cognigen trade name write-off — — — — — — — 0.5 — 0.5 Tax effect on above adjustments — — — (0.1) (0.1) — (0.1) (0.5) (0.1) (0.7) Adjusted Net income (Non-GAAP) $3.0 $4.4 $4.1 $1.2 $1.5 $4.2 $4.3 $3.7 $12.8 $13.8 Weighted-average common shares outstanding: Diluted 20.7 20.7 20.8 20.9 20.8 20.5 20.4 20.4 20.7 20.5 Diluted EPS (GAAP) $0.15 $0.21 $0.20 $0.05 $0.06 $0.20 $0.20 $0.03 $0.60 $0.49 Adjusted Diluted EPS (Non-GAAP) $0.15 $0.21 $0.20 $0.06 $0.07 $0.21 $0.21 $0.18 $0.61 $0.67 (in millions, except Diluted EPS and Adjusted Diluted EPS) *Numbers may not add due to rounding